[GRAPHIC OMITTED]

                              PAPP STOCK FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                                   Managed by:
                                                   L. Roy Papp & Associates
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                   Web: http://www.roypapp.com

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
       PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500 STOCK INDEX

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                       1 Year      5 Years       Since Inception
--------------------------------------------------------------------------------
Papp Stock Fund, Inc.                   -6.0%        17.3%             15.2%
--------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index       -9.1%        18.3%             15.6%
--------------------------------------------------------------------------------

[The following table was represented as a line graph in the printed material.]

          Year         Papp Stock Fund     Standard & Poor's 500 Stock Index
          ----         ---------------     ---------------------------------
        11/29/89               10                         10
            1989           10.399                     10.316
            1990           10.669                      9.999
            1991           14.274                     13.049
            1992           16.207                     14.043
            1993           16.474                     15.459
            1994           16.233                     15.663
            1995           21.578                     21.549
            1996           26.276                     26.497
            1997           34.978                     35.335
            1998           44.419                     45.435
            1999           51.077                     54.994
            2000           48.003                     49.956

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
--------------------------------------------------------------------------------
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The Standard & Poor's 500 Stock Index is an unmanaged, market-weighted index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                              PAPP STOCK FUND, INC.

Dear Fellow Shareholders:

Our Fund had a relatively decent 2000 being down 6.0% while the Standard & Poor's 500 Stock Index was down 9.1%. This decline in stock prices should not have come as a great surprise in view of the fact that the previous five years produced remarkable gains. From 1995 through 1999, respectively, we were +32.9%, +21.8%, +33.1%, +27.0%, and +15.0%. Those of you who have owned shares since we began operations in 1989 have done even better, being up 380%. This means that an original investment of $10,000 would have grown to $48,000 at the end of 2000.

The early part of 2000 saw a continuation of the rampant speculation, especially in the dot.com and biotechnology companies, which characterized much of 1999. These speculators paid little or no attention to real earnings, but concentrated on sales increases, or the prospect of sales increases.

But, in late March the bubble burst. Many day traders lost everything and the momentum mutual fund managers, who had attracted large amounts of new money from the public based on their extraordinary results in 1999, saw their profits and reputations vanish. At about the same time it became more clear that the efforts of the Federal Reserve to restrain growth through a series of interest rate increases was achieving the desired results as the economy did indeed slow and a number of companies began to revise their earnings forecasts downward. The predictable result of these factors was a downward pressure on stock prices, especially in the technology sector, which was especially vulnerable to a revision in price/earnings ratios. With a few exceptions, notably with some of the smaller companies whose stock prices had already been battered, this negative feeling spread throughout the stock market. The Nasdaq, home to many technology stocks, was halved.

Change is underway in 2001 as Mr. Greenspan fully realizes. The economy is no longer overheated and inflationary pressures are subsiding. The recent drops in interest rates are the first of several and Chairman Greenspan has recently indicated that a tax cut may be helpful in getting the economy moving again. History shows us that after the Federal Reserve has cut interest rates, the economy and the stock market almost always go up within six months. We believe that Congress and the administration will cut taxes. These two events will improve our economy and I do not think we will have a recession. The consumer confidence should begin to climb within a month or two.

We have not changed our overall investment strategy, which is to purchase and retain good quality growth companies with an emphasis on technology, be it electronic or medical. We will also continue to hold a number of companies that have been able to harness technology to their great advantage. We believe our country is headed in the right direction and that the long-term investor will be richly rewarded.

                                          Warmest regards,


                                          L. Roy Papp, Chairman
                                          February 9, 2001

                              PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                              Number         Fair
                     Common Stocks                                          of Shares        Value
------------------------------------------------------------------------    ---------    -------------
Financial Services (22.4%)
   General Electric Company
      (Diversified financial and industrial company)                          106,000     $ 5,081,375
   Northern Trust Corporation
      (Bank specializing in trust services)                                    68,000       5,546,250
   State Street Corporation
      (Provider of U.S. and global securities custodial services)              92,000      11,427,320
                                                                                          -----------
                                                                                           22,054,945
                                                                                          -----------
Industrial Services (11.5%)
   G&K Services Inc., Class A
      (Uniform rental service)                                                 59,000       1,659,375
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                        175,000       7,448,437
   Omnicom Group, Inc.
      (Worldwide advertising agencies)                                         27,000       2,237,625
                                                                                          -----------
                                                                                           11,345,437
                                                                                          -----------
Pharmaceutical (10.2%)
   American Home Products Corporation
      (Prescription pharmaceuticals)                                           17,500       1,112,125
   Merck & Company, Inc.
      (Prescription pharmaceuticals)                                           95,000       8,894,375
                                                                                          -----------
                                                                                           10,006,500
                                                                                          -----------
Medical Products (8.3%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                        135,000       8,150,625
                                                                                          -----------

Specialty Retailing (8.1%)
   Walgreen Company
      (Retail drug store chain)                                                96,000       4,014,000
   Wal-Mart Stores, Inc.
      (Leading discount retailer)                                              75,000       3,984,375
                                                                                          -----------
                                                                                            7,998,375
                                                                                          -----------
Investment Management (6.0%)
   T. Rowe Price Associates, Inc.
      (No-load mutual fund company)                                           140,000       5,917,184
                                                                                          -----------

Semiconductors & Equipment (5.1%)
   Applied Materials, Inc.*
      (Leading developer, manufacturer, and marketer of semiconductor
      manufacturing systems)                                                   13,000         496,438
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers, and memory chips)   150,000       4,537,500
                                                                                          -----------
                                                                                            5,033,938
                                                                                          -----------

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2000

                                                                                  Number         Fair
                Common Stocks (continued)                                       of Shares       Value
--------------------------------------------------------------------            ---------    -----------
Restaurants (5.1%)
   McDonald's Corporation
      (Fast food restaurants and franchising)                                    148,000     $ 5,032,000
                                                                                             -----------

Software (4.9%)
   Microsoft Corporation*
      (Personal computer software)                                               111,000       4,828,500
                                                                                             -----------

Electronic Equipment (3.9%)
   American Power Conversion*
      (Leading producer of uninterruptible power supply products)                126,000       1,559,250
   Molex, Inc.
      (Supplier of interconnection products)                                      90,000       2,289,375
                                                                                             -----------
                                                                                               3,848,625
                                                                                             -----------
Consumer Products (3.6%)
   Clorox Company
      (Manufacturer of bleach and other consumer products)                       100,000       3,550,000
                                                                                             -----------

Financial Processing (3.6%)
   Automatic Data Processing, Inc.
      (Leading provider of computing and data processing services)                31,500       1,994,344
   First Data Corporation
      (Leading provider of credit card processing and money
      transfer services)                                                          29,000       1,527,937
                                                                                             -----------
                                                                                               3,522,281
                                                                                             -----------
Computer Equipment (3.1%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and supplies)                         98,000       3,093,125
                                                                                             -----------

Telecommunications (2.6%)
    Motorola, Inc.
      (Manufacturer of communication equipment)                                   31,000         627,750
    Nokia Corporation
      (Leading manufacturer of wireless handsets)                                 44,000       1,914,000
                                                                                             -----------
                                                                                               2,541,750
                                                                                             -----------
Instruments & Testing (1.2%)
    Agilent Technologies, Inc.*
      (Designs and manufactures test and measurement systems for the
      electronics and healthcare industries)                                      21,070       1,153,583
                                                                                             -----------


Total Common Stocks - 99.6%                                                                   98,076,868
Cash and Other Assets, Less Liabilities - 0.4%                                                   395,641
                                                                                             -----------
Net Assets - 100%                                                                            $98,472,509
                                                                                             ===========

Net Asset Value Per Share
(Based on 2,654,612 shares outstanding at December 31, 2000)                                 $     37.09
                                                                                             ===========

*Non-income producing security

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

                           ASSETS
                                                                        2000
                                                                   ------------
Investment in securities at fair value (original
  cost $39,099,893 at December 31, 2000) (Note 1)                  $ 98,076,868
Cash                                                                    269,303
Dividends and interest receivable                                       126,338
                                                                   ------------
            Total assets                                           $ 98,472,509
                                                                   ============

                         NET ASSETS

Paid-in capital                                                    $ 40,590,531
Accumulated undistributed net investment loss                        (1,094,997)
Net unrealized gain on investments                                   58,976,975
                                                                   ------------
            Net assets applicable to Fund shares outstanding       $ 98,472,509
                                                                   ============

Fund shares outstanding                                               2,654,612
                                                                   ============
Net Asset Value Per Share (net assets/shares
   outstanding)                                                    $      37.09
                                                                   ============

    The accompanying notes are an integral part of this financial statement.

                              PAPP STOCK FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                  2000              1999
                                                              ------------      ------------
INVESTMENT INCOME:
   Dividends                                                  $    698,492      $    669,064
   Interest                                                         46,925            20,655
                                                              ------------      ------------

          Total investment income                                  745,417           689,719
                                                              ------------      ------------

EXPENSES:
   Management fee (Note 3)                                       1,051,489           966,638
   Filing fees                                                      32,267            31,706
   Auditing fees                                                    12,700            13,500
   Custodial fees                                                   10,656            11,708
   Transfer agent fees (Note 3)                                     10,317             7,076
   Printing and postage fees                                         8,497             8,237
   Directors' attendance fees                                        6,400             8,000
   Legal fees                                                        6,255             6,015
   Other fees                                                        1,800             2,075
                                                              ------------      ------------

          Total expenses                                         1,140,381         1,054,955
                                                              ------------      ------------

     Net investment loss                                          (394,964)         (365,236)
                                                              ------------      ------------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
   Proceeds from sales of securities                            14,613,487        13,935,942
   Cost of securities sold                                      (7,632,504)      (12,069,568)
                                                              ------------      ------------
   Net realized gain on investments sold                         6,980,983         1,866,374

   Net change in unrealized gain on investments                (13,163,970)       12,319,702
                                                              ------------      ------------

   Net realized and unrealized (loss)/gain on investments       (6,182,987)       14,186,076
                                                              ------------      ------------

(DECREASE)/INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $ (6,577,951)     $ 13,820,840
                                                              ============      ============

   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                              2000               1999
                                                                          -------------      -------------
FROM OPERATIONS:
   Net investment loss                                                    $    (394,964)     $    (365,236)
   Net realized gain on investments sold                                      6,980,983          1,866,374
   Net change in unrealized gain on investments                             (13,163,970)        12,319,702
                                                                          -------------      -------------
         (Decrease)/increase in net assets resulting
           from operations                                                   (6,577,951)        13,820,840
                                                                          -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                           (6,980,983)        (1,867,963)
                                                                          -------------      -------------
         Decrease in net assets resulting from
           distributions to shareholders                                     (6,980,983)        (1,867,963)
                                                                          -------------      -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                              26,926,572         14,327,952
     Net asset value of shares issued to shareholders in reinvestment
     of net realized gain on investment securities sold                       6,326,339          1,722,264
   Payments for redemption of shares                                        (26,322,932)       (21,509,962)
                                                                          -------------      -------------

         Increase/(decrease) in net assets resulting
           from shareholder transactions                                      6,929,979         (5,459,746)
                                                                          -------------      -------------

Total (decrease)/increase in net assets                                      (6,628,955)         6,493,131

Net assets at beginning of the period                                       105,101,464         98,608,333
                                                                          -------------      -------------

Net assets at end of period                                               $  98,472,509      $ 105,101,464
                                                                          =============      =============

   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

(1) SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., formerly The L. Roy Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

      Investment in Securities

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

      Net Asset Value, Orders, and Redemptions

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

      Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2) DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

December 27, 2000, a distribution was declared from net realized long-term capital gains of approximately $0.963 a share aggregating $2,501,908. The distribution was paid on December 29, 2000, to shareholders of record on December 27, 2000.

On June 28, 2000, a distribution was declared from net realized long-term capital gains of approximately $1.80 a share aggregating $4,479,075. The distribution was paid on June 30, 2000, to shareholders of record on June 28, 2000.

On December 29, 1999, a distribution was declared from net realized long-term capital gains of approximately $0.76 a share, aggregating $1,867,963. The distribution was paid on December 31, 1999, to shareholders of record on December 29, 1999.

(3) TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $10,317 and $7,076 in 2000 and 1999, respectively, from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4) PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 2000 and 1999, investment transactions excluding short-term investments were as follows:

                                2000                 1999
                            -------------        ------------

      Purchases at cost     $ 13,903,567         $ 6,379,785
      Sales                   14,613,487          13,935,942

(5) CAPITAL SHARE TRANSACTIONS:

At December 31, 2000, there were 25,000,000 shares of $.01 par value capital stock authorized.

                                             Proceeds              Shares
                                           ------------         ------------
      Year ended December 31, 2000
      Shares issued                        $ 26,926,572              633,718
      Distributions reinvested                6,326,339              156,272
      Shares redeemed                       (26,322,932)            (625,844)
                                           ------------         ------------
         Net increase                      $  6,929,979              164,146
                                           ============         ============

      Year ended December 31, 1999
      Shares issued                        $ 14,327,952              382,946
      Distributions reinvested                1,722,264               40,797
      Shares redeemed                       (21,509,962)            (573,006)
                                           ------------         ------------
         Net decrease                      $ (5,459,746)            (149,263)
                                           ============         ============

Transactions in capital shares of the Fund were as follows:

(6) UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows at December 31:

                                              2000                   1999
                                          -------------         -------------

      Fair value                          $  98,076,868         $ 104,969,775
      Original cost                         (39,099,893)          (32,828,830)
                                          -------------         -------------
         Net unrealized appreciation      $  58,976,975         $  72,140,945
                                          =============         =============

As of December 31, 2000, gross unrealized gains on investments in which fair value exceeded cost totaled $60,310,262 and gross unrealized losses on investments in which cost exceeded fair value totaled $1,333,287.

As of December 31, 1999, gross unrealized gains on investments in which fair value exceeded cost totaled $72,140,945. There were no gross unrealized losses on any of the Fund's investments at December 31, 1999.

(7) SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the periods, divided by the weighted average of the daily net assets of the Fund.

                                                                          Year Ended December 31,
                                                 2000             1999              1998             1997             1996
                                             ------------     -------------     ------------     ------------     ------------
Net asset value, beginning of period         $      42.20     $       37.36     $      29.78     $      22.70     $      19.29
Income from operations:
   Net investment (loss)/income                     (0.13)            (0.15)           (0.09)           (0.04)            0.01
   Net realized and unrealized (loss)/gain
      on investments                                (2.22)             5.75             8.13             7.55             4.16
                                             ------------     -------------     ------------     ------------     ------------

         Total from operations                      (2.35)             5.60             8.04             7.51             4.17

Less distributions:
   Dividend from net investment
      Income                                           --                --               --               --            (0.01)
   Distribution of net realized gain                (2.76)            (0.76)           (0.46)           (0.43)           (0.75)
                                             ------------     -------------     ------------     ------------     ------------

         Total distributions                        (2.76)            (0.76)           (0.46)           (0.43)           (0.76)

Net asset value, end of period               $      37.09     $       42.20     $      37.36     $      29.78     $      22.70
                                             ============     =============     ============     ============     ============

         Total return                               -6.02%            14.99%           26.99%           33.12%           21.77%
                                             ============     =============     ============     ============     ============

Ratios/Supplemental Data:
   Net assets, end of period                 $ 98,472,509     $ 105,101,464     $ 98,608,333     $ 79,820,068     $ 53,277,087
   Expenses to average net
      assets                                         1.09%             1.09%            1.10%            1.12%            1.16%
   Investment income to
      average net assets                             0.71%             0.71%            0.82%            1.00%            1.19%
   Portfolio turnover rate                          13.33%             6.60%            9.74%            6.19%           14.47%

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc., including the schedule of portfolio investments as of December 31, 2000, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2000, the results of its operations and changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                                ARTHUR ANDERSEN LLP
Phoenix, Arizona,
January 24, 2001

                              FACTS ABOUT THE FUND

Investment Objective - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

The Investment Adviser - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.0 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

Experienced Management - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 23 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"Pure" No-Load - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

Suitability - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS

The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                              PAPP STOCK FUND, INC.

                                    Directors

            James K. Ballinger                  L. Roy Papp
            Amy S. Clague                       Rosellen C. Papp
            Robert L. Mueller                   Bruce C. Williams
            Harry A. Papp

                                    Officers

            Chairman - L. Roy Papp              President - Harry A. Papp

                                 Vice Presidents

            Victoria S. Cavallero               Julie A. Hein
            George D. Clark, Jr.                Robert L. Mueller
            Jeffrey N. Edwards                  Rosellen C. Papp
            Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               Investment Adviser

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    Custodian

                                  Compass Bank
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     Shareholder Services and Transfer Agent

                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                    Telephone: (602) 956-1115, (800) 421-4004

                         Independent Public Accountants

                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  Legal Counsel

                             Bell, Boyd & Lloyd LLC
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.